SEGMENTS	12 Months Ended
Dec. 31, 2024
Segment Reporting [Abstract]
SEGMENTS
NOTE 14 - SEGMENTS

Our chief operating decision maker (“CODM”), the Chief Executive Officer, manages the Company’s business activities as a single operating and reportable segment at the consolidated level. Accordingly, our CODM uses consolidated net income to measure segment profit or loss, allocate resources and assess performance based on consolidated net income which is consistent with the basis the consolidated statements of operations are presented. In addition, the CODM examines research and development expenses separately in order to make operating decisions. For additional information regarding research and development expenses, see note 12.